WOA All Asset I

(the “Fund”)

Class I Shares (Symbol: WOAIX)

Supplement dated October 16, 2020

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated June 29, 2020

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

On July 1, 2020, Water Oak Advisors, LLC (“Water Oak”), the Fund’s investment adviser, entered into an agreement with Eaton Vance Investment Counsel (“EVIC”), pursuant to which EVIC agreed to purchase substantially all of Water Oak’s assets (the “Transaction”). At a meeting held on September 9, 2020, the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) approved the appointment of EVIC as investment adviser to the Fund, subject to shareholder approval. The Transaction closed on October 16, 2020 (the “Closing”) which resulted in the automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and Water Oak (the “Prior Advisory Agreement”).

Effective October 16, 2020, EVIC manages the Fund pursuant to an interim advisory agreement ("Interim Agreement") with the Trust on behalf of the Fund. The Board will call a shareholder meeting at which shareholders will be asked to approve an investment advisory agreement with EVIC. The Interim Agreement will terminate on March 15, 2021, or earlier if the investment advisory agreement is approved by a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act). The Interim Agreement has the same advisory fee as, and does not differ materially in its terms from, the Prior Advisory Agreement except for provisions required by Rule 15a-4 under the 1940 Act. Pursuant to the terms of the Interim Agreement, EVIC manages the Fund's investments on a day-to-day basis and employs substantially the same investment strategies employed by Water Oak. In connection the Transaction, almost all of the investment professionals of Water Oak and all of the Fund’s portfolio managers, became employees of EVIC, and will provide asset management services as employees of EVIC. The Fund’s portfolio managers remain the same. References to Water Oak should be disregarded.

Shareholders of record as October 22, 2020, will receive detailed information in the coming weeks about the proposed new investment advisory agreement and the Transaction in connection with the solicitation of their approval of the new investment advisory agreement.

Eaton Vance Investment Council

EVIC is an SEC registered investment adviser organized as a Massachusetts business trust and is located at Two International Place, 14th Floor, Boston, MA 02110. EVIC is a wholly owned subsidiary of Eaton Vance Corp., a publicly held corporation. Publicly held shares of Eaton Vance Corp. are all nonvoting. All voting shares are beneficially owned by certain officers of Eaton Vance Corp. or its subsidiaries and are deposited in a voting trust. The trustees of the voting trust are all officers of Eaton Vance Corp. or its subsidiaries. As of September 15, 2020, no individual shareholder owned or had the right to vote 25% or more of the voting or nonvoting shares of Eaton Vance Corp. As of June 30, 2020, EVIC and its affiliates manage a total of $486.4 billion in assets.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 29, 2020, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7935.